EXHIBIT 23.2







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 9, 1998, included in K-tel International, Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement






                                                            ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
October  13, 1998